SUPPLEMENT TO THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST'S
AUGUST 19, 1999

STATEMENT OF ADDITIONAL INFORMATION

EFFECTIVE JANUARY 26, 2000, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE S-18.

*WILLIAM L. BYRNES (77),  PRESIDENT, TRUSTEE, AND CHAIRMAN OF THE
BOARD, is a Director of Fidelity International Limited and Vice
Chairman, a Director and Managing Director of FMR Corp.

BERTRAM H. WITHAM (80), TRUSTEE, is Chairman and Director of Preferred Lodging Systems (property management), Director and member of the Executive Committee of Bill Glass Ministries, and Trustee of other funds advised by FMR. Previously, he served as a consultant (Treasurer until his retirement in 1987) to IBM Corp.

EFFECTIVE FEBRUARY 1, 2000, THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION
BEGINNING ON PAGE S-18.

JAMES GRUBBS MARTIN (64), TRUSTEE (2000), is Vice President of Research (1995) and Chairman of the Research Development Board (1993) for Carolinas Medical Center. Prior to 1993, Dr. Martin served two terms as Governor of North Carolina (1985) and six terms as U.S. Congressman for the 9th District. Currently, he is Chairman of the Global TransPark Foundation, Inc., a trustee of Davidson College, a member of the North Carolina Association for Biomedical Research, and Director of the North Carolina Biotechnology Center. Dr. Martin also serves as a director on the boards of Duke Energy Co. (electricity, natural gas, engineering), J.A. Jones (private construction), Reprogenesis (biotechnology), Family Dollar Stores (discount retailer,
1996), Palomar Medical Technologies, Inc. (laser technology, 1996), and Applied Analytical Industries, Inc. (pharmaceutical product development, 1999).

ROBERT A. DWIGHT (41), TREASURER (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41), DEPUTY TREASURER (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

EFFECTIVE FEBRUARY 1, 2000, THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION
BEGINNING ON PAGE S-18.

*FRED L. HENNING, JR. (60), TRUSTEE (2000), is President of Fidelity Investments Fixed-Income Division (1998), and Senior Vice President of FMR and of Fidelity Investments Money Management, Inc. Mr. Henning joined Fidelity in 1977 as portfolio manager for Fidelity Daily Income Trust Fund. Since then, he has held a number of positions with FMR and its affiliates and serves as an officer of other investment companies managed or advised by FMR.

EFFECTIVE FEBRUARY 1, 2000, THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE S-18.

RICHARD A. SILVER (52), TREASURER (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE S-18.

LEONARD M. RUSH (53), ASSISTANT TREASURER (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).